Synovus			Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)	Years Ended
(Dollars in thousands, except per share data)	December 31,

	2019	2018	% Change

Interest income	$2,050,638	$1,344,305	52.5%
Interest expense	454,835	195,892	132.2

Net interest income	1,595,803	1,148,413	39.0
Provision for loan losses	87,720	51,697	69.7

Net interest income after provision for loan losses	1,508,083	1,096,716	37.5

Non-interest income:
Service charges on deposit accounts	88,190	80,840	9.1
Fiduciary and asset management fees	58,388	54,685	6.8
Card fees	45,659	42,503	7.4
Brokerage revenue	41,608	35,366	17.6
Mortgage banking income	32,599	18,958	72.0
Capital markets income	30,529	5,803	426.1
Income from bank-owned life insurance	21,226	15,403	37.8
Investment securities losses, net	(7,659)	(1,296)	nm
Gain on sale and fair value increase/(decrease) of private equity investments	11,607	(4,743)	nm
Other non-interest income	33,753	32,574	3.6

Total non-interest income	355,900	280,093	27.1

Non-interest expense:
Salaries and other personnel expense	570,036	453,420	25.7
Net occupancy and equipment expense	161,906	130,482	24.1
Third-party processing and other services	75,696	58,625	29.1
Professional fees	35,300	26,737	32.0
FDIC insurance and other regulatory fees	31,696	24,494	29.4
Advertising expense	21,371	20,881	2.3
Amortization of intangibles	11,603	1,167	894.3
Merger-related expense	56,580	10,065	nm
Earnout liability adjustments	10,457	11,652	nm
Loss on early extinguishment of debt, net	4,592	—	nm
Valuation adjustment to Visa derivative	3,611	2,328	nm
Litigation settlement/contingency expense	—	(4,026)	nm
Restructuring charges, net	1,230	(51)	nm
Other operating expenses	114,890	93,681	22.6

Total non-interest expense	1,098,968	829,455	32.5

Income before income taxes	765,015	547,354	39.8
Income tax expense	201,235	118,878	69.3

Net income	563,780	428,476	31.6

Less: Preferred stock dividends and redemption charge	22,881	17,998	27.1

Net income available to common shareholders	$540,899	$410,478	31.8%

Net income per common share, basic	3.50	3.49	0.4%

Net income per common share, diluted	3.47	3.47	—

Cash dividends declared per common share	1.20	1.00	20.0

Return on average assets*	1.20%	1.35%	(15	)bps
Return on average common equity*	12.34	14.55	(221)

Weighted average common shares outstanding, basic	154,331	117,644	31.2%
Weighted average common shares outstanding, diluted	156,058	118,378	31.8

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2019				2018	Fourth Quarter

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	'19 vs '18
						% Change

Interest income	$506,253	523,415	516,131	504,839	357,394	41.7%
Interest expense	106,985	121,318	118,869	107,664	59,461	79.9

Net interest income	399,268	402,097	397,262	397,175	297,933	34.0
Provision for loan losses	24,470	27,562	12,119	23,569	12,148	101.4

Net interest income after provision for loan losses	374,798	374,535	385,143	373,606	285,785	31.1

Non-interest income:
Service charges on deposit accounts	22,385	22,952	21,994	20,859	20,320	10.2
Fiduciary and asset management fees	15,645	14,686	14,478	13,578	13,805	13.3
Card fees	11,325	12,297	11,161	10,877	10,862	4.3
Brokerage revenue	11,106	11,071	10,052	9,379	9,241	20.2
Mortgage banking income	9,287	10,351	7,907	5,054	3,781	145.6
Capital markets income	8,972	7,396	8,916	5,245	1,977	353.8
Income from bank-owned life insurance	5,620	5,139	5,176	5,290	3,682	52.6
Investment securities (losses)/gains, net	(2,157)	(3,731)	(1,845)	75	—	nm
Gain on sale and fair value increase/(decrease) of private equity investments	8,100	1,194	1,455	858	(2,084)	nm
Other non-interest income	7,672	7,405	10,513	8,163	6,407	19.7

Total non-interest income	97,955	88,760	89,807	79,378	67,991	44.1

Non-interest expense:
Salaries and other personnel expense	145,084	142,516	143,009	139,427	113,496	27.8
Net occupancy and equipment expense	42,644	41,017	39,851	38,394	34,260	24.5
Third-party processing and other services	20,293	18,528	19,118	17,758	14,803	37.1
Professional Fees	9,921	9,719	9,312	6,348	8,650	14.7
FDIC insurance and other regulatory fees	9,825	7,242	7,867	6,761	4,728	107.8
Advertising expense	4,375	5,950	5,923	5,123	6,834	(36.0)
Amortization of intangibles	2,901	2,901	2,410	3,392	292	893.5
Merger-related expense	(913)	353	7,401	49,738	3,381	nm
Earnout liability adjustments	—	10,457	—	—	—	nm
Loss on early extinguishment of debt, net	—	4,592	—	—	—	nm
Valuation adjustment to Visa derivative	1,111	2,500	—	—	—	nm
Restructuring charges, net	1,259	(66)	18	19	140	nm
Other operating expenses	29,621	30,601	29,217	25,450	23,338	26.9

Total non-interest expense	266,121	276,310	264,126	292,410	209,922	26.8

Income before income taxes	206,632	186,985	210,824	160,574	143,854	43.6
Income tax expense	54,948	51,259	54,640	40,388	38,784	41.7

Net income	151,684	135,726	156,184	120,186	105,070	44.4

Less: Preferred stock dividends	8,291	8,291	3,150	3,150	3,151	163.1

Net income available to common shareholders	$143,393	127,435	153,034	117,036	101,919	40.7

Net income per common share, basic	$0.98	0.84	0.97	0.73	0.88	11.4%

Net income per common share, diluted	0.97	0.83	0.96	0.72	0.87	10.8

Cash dividends declared per common share	0.30	0.30	0.30	0.30	0.25	20.0

Return on average assets *	1.27%	1.14	1.34	1.06	1.29	(2	)bps
Return on average common equity *	13.08	11.36	13.90	10.98	14.25	(117)

Weighted average common shares outstanding, basic	146,948	152,238	157,389	160,927	116,303	26.3%
Weighted average common shares outstanding, diluted	148,529	154,043	159,077	162,760	116,986	27.0

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	December 31, 2019	September 30, 2019	December 31, 2018

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$535,846	$611,496	$468,426
Interest-bearing funds with Federal Reserve Bank	553,390	480,913	641,476
Interest earning deposits with banks	20,635	20,086	19,841
Federal funds sold and securities purchased under resale agreements	77,047	69,975	13,821
Cash and cash equivalents	1,186,918	1,182,470	1,143,564

Investment securities available for sale, at fair value	6,778,670	6,892,162	3,991,632
Mortgage loans held for sale, at fair value	115,173	129,415	37,129

Loans	37,162,450	36,417,826	25,946,573
Allowance for loan losses	(281,402)	(265,013)	(250,555)
Loans, net	36,881,048	36,152,813	25,696,018

Cash surrender value of bank-owned life insurance	775,665	771,458	554,134
Premises and equipment, net	493,940	487,053	434,307
Goodwill	497,267	487,865	57,315
Other intangible assets	55,671	58,572	9,875
Other assets	1,418,930	1,499,374	745,218
Total assets	$48,203,282	$47,661,182	$32,669,192

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$9,439,485	$9,586,148	$7,650,967
Interest-bearing deposits	28,966,019	27,846,922	19,069,355

Total deposits	38,405,504	37,433,070	26,720,322

Federal funds purchased and securities sold under repurchase agreements	165,690	197,419	237,692
Other short-term borrowings	1,753,560	2,233,593	650,000
Long-term debt	2,153,897	2,153,600	1,657,157
Other liabilities	782,941	774,662	270,419
Total liabilities	43,261,592	42,792,344	29,535,590

Shareholders' equity:
Preferred Stock – no par value; authorized 100,000,000 shares; 22,000,000 issued and outstanding at December 31, 2019 and September 30, 2019, and 8,000,000 issued and outstanding at December 31, 2018	537,145	536,550	195,140
Common stock – $1.00 par value. Authorized 342,857,143 shares; 166,800,623 issued at December 31, 2019, 166,201,048 issued at September 30, 2019, and 143,300,449 issued at December 31, 2018; 147,157,596 outstanding at December 31, 2019, 147,594,000 outstanding at September 30, 2019, and 115,865,510 outstanding at December 31, 2018	166,801	166,201	143,300
Additional paid-in capital	3,819,336	3,801,158	3,060,561
Treasury stock, at cost – 19,643,027 shares at December 31, 2019, 18,607,048 shares at September 30, 2019, and 27,434,939 shares at December 31, 2018	(715,560)	(680,081)	(1,014,746)
Accumulated other comprehensive income (loss), net	65,641	75,933	(94,420)
Retained earnings	1,068,327	969,077	843,767
Total shareholders’ equity	4,941,690	4,868,838	3,133,602
Total liabilities and shareholders' equity	$48,203,282	$47,661,182	$32,669,192

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)
(Dollars in thousands)
	2019				2018
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Investment securities (2) (4)	$6,696,768	6,831,036	6,955,386	6,536,199	4,073,685
Yield	3.12%	3.14	3.03	3.06	2.45
Trading account assets (5)	$7,986	5,519	4,853	2,049	7,493
Yield	2.69%	4.01	1.83	1.30	1.90
Commercial loans (3) (4)	$26,698,202	26,568,194	26,353,973	26,140,672	19,150,252
Yield	4.82%	5.09	5.13	5.16	5.13
Consumer loans (3)	$9,809,832	9,633,603	9,423,427	9,180,679	6,476,026
Yield	5.07%	5.08	5.17	5.10	4.85
Allowance for loan losses	$(269,052)	(258,024)	(259,284)	(252,815)	(251,098)
Loans, net (3)	$36,238,982	35,943,773	35,518,116	35,068,536	25,375,180
Yield	4.93%	5.13	5.17	5.17	5.11
Mortgage loans held for sale	$117,909	99,556	70,497	34,913	36,477
Yield	3.77%	3.93	4.27	4.48	4.79
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$514,635	513,160	511,488	679,477	641,832
Yield	1.71%	2.08	2.37	2.45	2.20
Federal Home Loan Bank and Federal Reserve Bank Stock (5)	$278,586	254,994	234,949	211,408	162,369
Yield	2.85%	3.85	3.29	4.82	4.31
Total interest earning assets	$43,854,866	43,648,038	43,295,289	42,532,582	30,297,036
Yield	4.60%	4.78	4.79	4.80	4.69
Interest-Bearing Liabilities
Interest-bearing demand deposits	$6,381,282	6,138,810	6,335,953	6,393,304	4,692,804
Rate	0.60%	0.69	0.71	0.68	0.41
Money Market accounts	$10,526,296	10,138,783	10,024,836	10,244,556	8,050,732
Rate	1.13%	1.26	1.23	1.18	0.89
Savings deposits	$915,640	900,366	904,183	901,059	815,588
Rate	0.05%	0.05	0.05	0.06	0.04
Time deposits under $100,000	$1,873,350	2,100,492	2,245,878	2,238,568	1,242,811
Rate	1.27%	1.39	1.39	1.24	1.16
Time deposits over $100,000	$5,198,266	5,957,691	6,331,665	6,211,067	2,478,649
Rate	1.51%	1.69	1.70	1.60	1.67
Non-maturing brokered deposits	$1,156,131	993,078	766,718	937,629	349,480
Rate	1.84%	2.47	2.46	2.60	2.46
Brokered time deposits	$2,121,069	2,119,149	1,985,589	1,845,819	1,275,276
Rate	2.16%	2.27	2.28	2.13	2.03
Total interest-bearing deposits	$28,172,034	28,348,369	28,594,822	28,772,002	18,905,340
Rate	1.16%	1.32	1.30	1.24	0.96
Federal funds purchased and securities sold under repurchase agreements	$192,731	221,045	300,168	233,076	194,370
Rate	0.24%	0.22	0.20	0.22	0.18
Other short-term borrowings	$1,565,507	1,307,370	1,090,581	517,456	112,228
Rate	1.87%	2.31	2.59	2.58	2.51
Long-term debt	$2,153,983	2,286,221	2,114,819	1,983,910	1,657,022
Rate	3.07%	3.32	3.53	3.33	3.06
Total interest-bearing liabilities	$32,084,255	32,163,005	32,100,390	31,506,444	20,868,960
Rate	1.30%	1.47	1.48	1.38	1.12
Non-interest-bearing demand deposits	$9,706,784	9,365,776	9,304,839	9,054,949	8,014,761
Cost of funds	1.02%	1.16	1.15	1.07	0.81
Net interest margin	3.65%	3.69	3.69	3.78	3.92
Taxable equivalent adjustment	$769	819	811	630	181

(1) Yields and rates are annualized.
(2) Excludes net unrealized gains and losses.
(3) Average loans are shown net of unearned income. Non-performing loans are included.
(4) Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable equivalent basis.
(5) Included as a component of other assets on the consolidated balance sheet.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)
(Dollars in thousands)
	Total Loans	Total Originated Loans	Total Acquired Loans (1)	Total Loans (1)	Linked Quarter	Total Loans	Year/Year
Loan Type	December 31, 2019	December 31, 2019	December 31, 2019	September 30, 2019	% Change (2)	December 31, 2018	% Change
Commercial, Financial, and Agricultural	$10,252,859	$8,587,087	$1,665,772	$9,846,830	16.4%	$7,449,698	37.6%
Owner-Occupied	6,529,811	5,610,592	919,219	6,571,486	(2.5)	5,331,508	22.5
Total Commercial & Industrial	16,782,670	14,197,679	2,584,991	16,418,316	8.8	12,781,206	31.3

Multi-Family	2,023,769	1,581,791	441,978	2,098,365	(14.1)	1,208,033	67.5
Hotels	1,284,291	784,594	499,697	1,267,790	5.2	704,319	82.3
Office Buildings	2,255,308	1,578,445	676,863	2,161,258	17.3	1,451,048	55.4
Shopping Centers	1,762,598	1,017,140	745,458	1,693,985	16.1	808,540	118.0
Warehouses	713,602	610,929	102,673	683,662	17.4	627,353	13.7
Other Investment Property	1,003,111	923,004	80,107	977,253	10.5	761,658	31.7
Total Investment Properties	9,042,679	6,495,903	2,546,776	8,882,313	7.2	5,560,951	62.6

1-4 Family Construction	284,594	173,570	111,024	288,897	(5.9)	174,259	63.3
1-4 Family Investment Mortgage	495,421	453,612	41,809	516,859	(16.5)	505,611	(2.0)
Total 1-4 Family Properties	780,015	627,182	152,833	805,756	(12.7)	679,870	14.7

Commercial Development	109,862	62,965	46,897	124,213	(45.8)	60,675	81.1
Residential Development	269,377	182,234	87,143	224,662	79.0	93,166	189.1
Land Acquisition	278,551	216,492	62,059	276,045	3.6	169,829	64.0
Land and Development	657,790	461,691	196,099	624,920	20.9	323,670	103.2

Total Commercial Real Estate	10,480,484	7,584,776	2,895,708	10,312,989	6.4	6,564,491	59.7

Consumer Mortgages	5,546,368	3,629,633	1,916,735	5,470,730	5.5	2,934,235	89.0
Home Equity Lines	1,713,157	1,655,096	58,061	1,675,092	9.0	1,515,796	13.0
Credit Cards	268,841	268,841	—	267,874	1.4	258,245	4.1
Other Consumer Loans	2,396,294	2,387,749	8,545	2,295,486	17.4	1,916,743	25.0
Total Consumer	9,924,660	7,941,319	1,983,341	9,709,182	8.8	6,625,019	49.8

Unearned Income	(25,364)	(25,364)	—	(22,661)	47.3	(24,143)	5.1

Total	$37,162,450	$29,698,410	$7,464,040	$36,417,826	8.1%	$25,946,573	43.2%

(1) On 1/1/19 $9.29 B of loans (at fair value) were acquired from FCB. The amounts presented in these columns are net of paydowns and payoffs since acquisition date.
(2) Percentage change is annualized.

NON-PERFORMING LOANS COMPOSITION (1)
(Unaudited)
(Dollars in thousands)	Total Non-performing Loans	Total Originated Non-performing Loans	Total Acquired Non-performing Loans (2)	Total Non-performing Loans (3)	Linked Quarter	Total Non-performing Loans	Year/Year

Loan Type	December 31, 2019	December 31, 2019	December 31, 2019	September 30, 2019	% Change	December 31, 2018	% Change
Commercial, Financial, and Agricultural	$56,186	$54,483	$1,703	$73,672	(23.7)%	$69,295	(18.9)%
Owner-Occupied	9,780	9,780	—	9,222	6.1	8,971	9.0
Total Commercial & Industrial	65,966	64,263	1,703	82,894	(20.4)	78,266	(15.7)

Multi-Family	385	—	385	—	nm	237	62.4
Office Buildings	600	542	58	290	106.9	165	263.6
Shopping Centers	718	718	—	140	412.9	89	706.7
Other Investment Property	321	321	—	—	nm	1,890	(83.0)
Total Investment Properties	2,024	1,581	443	430	370.7	2,381	(15.0)

1-4 Family Construction	698	698	—	698	—	—	nm
1-4 Family Investment Mortgage	1,555	1,555	—	1,520	2.3	2,381	(34.7)
Total 1-4 Family Properties	2,253	2,253	—	2,218	1.6	2,381	(5.4)

Commercial Development	87	87	—	87	—	93	(6.5)
Residential Development	395	395	—	1,526	(74.1)	1,444	(72.6)
Land Acquisition	628	628	—	1,419	(55.7)	1,416	(55.6)
Land and Development	1,110	1,110	—	3,032	(63.4)	2,953	(62.4)

Total Commercial Real Estate	5,387	4,944	443	5,680	(5.2)	7,715	(30.2)

Consumer Mortgages	12,545	11,808	737	10,015	25.3	4,949	153.5
Home Equity Lines	12,034	12,034	—	12,590	(4.4)	12,114	(0.7)
Other Consumer Loans	5,704	5,704	—	4,736	20.4	3,689	54.6
Total Consumer	30,283	29,546	737	27,341	10.8	20,752	45.9

Total	$101,636	$98,753	$2,883	$115,915	(12.3)%	$106,733	(4.8)%

(1) For purposes of this table, 2019 non-performing loans exclude acquired loans accounted for under ASC 310-30 that are currently accruing income.
(2) Represents loans acquired from FCB and designated as non-accrual, net of payments and dispositions since acquisition date
(3) September 30, 2019 total non-performing loans included $8.8 million of acquired non-performing loans, net of payments and dispositions since acquisition date.

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2019				2018	Fourth Quarter

	Fourth	Third	Second	First	Fourth	'19 vs '18
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (1)	$101,636	115,915	124,083	143,976	106,733	(4.8)%
Other Real Estate and Other Assets	35,810	35,400	15,479	11,341	7,726	363.5%

Non-performing Assets (1)	137,446	151,315	139,562	155,317	114,459	20.1

Allowance for Loan Losses	281,402	265,013	257,376	257,036	250,555	12.3

Net Charge-Offs - Quarter	8,821	19,924	11,778	17,088	13,044
Net Charge-Offs - YTD	57,612	48,791	28,867	17,088	50,410
Net Charge-Offs / Average Loans - Quarter (2)	0.10%	0.22	0.13	0.19	0.20
Net Charge-Offs / Average Loans - YTD (2)	0.16	0.18	0.16	0.19	0.20

Non-performing Loans / Loans (1)	0.27	0.32	0.34	0.40	0.41
Non-performing Assets / Loans, ORE and specific other assets (1)	0.37	0.42	0.39	0.44	0.44
Allowance / Loans	0.76	0.73	0.71	0.72	0.97

Allowance / Non-performing Loans (1)	276.87	228.63	207.42	178.53	234.75
Allowance / Non-performing Loans excluding impaired and acquired loans with no reserve (1)	361.20	363.63	282.51	291.62	297.68

Past Due Loans over 90 days and Still Accruing (1)	$15,943	15,660	5,851	4,486	3,798	319.8
As a Percentage of Loans Outstanding	0.04%	0.04	0.02	0.01	0.01

Total Past Due Loans and Still Accruing (1)	$123,793	88,219	80,792	88,135	56,927	117.5
As a Percentage of Loans Outstanding	0.33%	0.24	0.22	0.25	0.22

Accruing Troubled Debt Restructurings (TDRs)	$133,145	130,019	126,369	112,205	115,588	15.2

(1) For purposes of this table, 2019 non-performing loans exclude acquired loans accounted for under ASC 310-30 that are currently accruing income.
(2) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	December 31, 2019	September 30, 2019	December 31, 2018

Tier 1 Capital	$4,280,593	4,196.628	3,090,416
Total Risk-Based Capital	5,123,371	5,023.138	3,601,376
Common Equity Tier 1 Capital Ratio	8.95%	8.96	9.95
Common Equity Tier 1 Ratio (fully phased-in) (5)	8.94	8.94	9.92
Tier 1 Capital Ratio	10.24	10.27	10.61
Total Risk-Based Capital Ratio	12.25	12.30	12.37
Tier 1 Leverage Ratio	9.16	9.02	9.60
Common Equity as a Percentage of Total Assets (2)	9.14	9.09	8.99
Tangible Common Equity Ratio (3) (5)	8.08	8.04	8.81
Book Value Per Common Share (4)	$29.93	29.35	25.36
Tangible Book Value Per Common Share (3)	26.17	25.65	24.78

(1) Current quarter regulatory capital information is preliminary.
(2) Common equity consists of Total Shareholders' Equity less Preferred Stock.
(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.
(5) See "Non-GAAP Financial Measures" of this report for applicable reconciliation.